UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                October 12, 1999


                                 USX Corporation
--------------------------------------------------------------------------------
                                      ----
             (Exact name of registrant as specified in its charter)


           Delaware             1-5153            25-0996816
       ---------------       ------------    -------------------
       (State or other       (Commission        (IRS Employer
       jurisdiction of       File Number)    Identification No.)
        incorporation)

600 Grant Street, Pittsburgh, PA                            15219-4776
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)

                                 (412) 433-1121
                         ------------------------------

                         (Registrant's telephone number,
                              including area code)

Item 5.  Other Events

On October 12, 1999, USX Corporation announced that Victor G. Beghini, president of Marathon Oil Company, will retire October 31. Mr. Beghini's successor has been selected by the USX Board of Directors and will be announced by year's end. In the interim, Thomas J. Usher, Chairman and chief executive officer of USX, will direct the Marathon Group's activities in addition to his other duties. A copy of the press release announcing Mr. Beghini's retirement is attached.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

       99.1.   USX Press Release




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/ Kenneth L. Matheny
     -----------------------
     Kenneth L. Matheny
     Vice President and Comptroller



Dated:  October 13, 1999